UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934
Date of Report: April 19, 2007
(Date of earliest event reported)
LIFECORE BIOMEDICAL, INC.
(Exact name of registrant as specified in its charter)
Commission File Number: 0-4136

Minnesota (State or other jurisdiction of incorporation)	41-0948334 (IRS Employer Identification No.)
3515 Lyman Boulevard, Chaska, Minnesota 55318
(Address of principal executive offices, including zip code)
(952) 368-4300
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
     On April 19, 2007, the Board of Directors of Lifecore Biomedical, Inc. (the “Company”) amended Article V, Section 2 of the Company’s bylaws to allow the shares of the Company’s capital stock to be either certificated or uncertificated, or a combination thereof. This change in the Bylaws was required in order for the Company to be eligible to participate in the Direct Registration System (“DRS”). Under a new NASDAQ rule approved by the Securities Exchange Commission in late 2006, the Company is required to be “DRS eligible” no later than January 1, 2008. Participation in the DRS will allow the Company’s shareholders to establish, either through the Company’s transfer agent or a broker dealer, a book entry position on the stock record books of the Company and to electronically transfer shares of the Company’s stock without the delivery of physical certificates.
     The Bylaws, as amended on April 19, 2007, are filed as an exhibit to this Current Report on Form 8-K.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits.
     The following exhibit is being filed with this Current Report on Form 8-K:
     10.1       Amended Bylaws of Lifecore Biomedical, Inc., as adopted on April 19, 2007.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LIFECORE BIOMEDICAL, INC.
By:	/s/ Dennis J. Allingham
Dennis J. Allingham
President and Chief Executive Officer

Date: April 25, 2007

EXHIBIT INDEX

Exhibit
Number	Description
10.1	Amended Bylaws of Lifecore Biomedical, Inc., as adopted on April 19, 2007.

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